ALLIANZ Index Advantage® New York Variable ANNUITY CONTRACT issued on or before December 31, 2022
Issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our)

Updating Summary Prospectus
THE CONTRACT IS NO LONGER OFFERED FOR SALE TO NEW INVESTORS. We continue to administer the in force Contracts.
This Summary Prospectus summarizes key features of an individual flexible purchase payment index-linked and variable deferred annuity contract (Contract). The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previously credited earnings.
The Statutory Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find this Statutory Prospectus and other information about the Contract online at https://www.allianzlife.com/new-york/annuities/prospectuses. You can also obtain this information at no cost by calling (800) 624-0197 or by sending an email request to prospectus.request@allianzlife.com.
Each available Index Option offers a certain level of protection against Index losses used in the calculation of Performance Credits through a Buffer.
●
We currently offer Index Options with Buffers of either 10% or 30%. If there is poor Index performance, you could lose up to 70% or 90% of your investment in an Index Option after taking into account the Buffer protection. Cumulative losses over the life of the Contract could be greater.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Index Year to the next if we add an Index Option.
●
If we offer a new Index Option with a Buffer in the future, the Buffer will be no lower than 5%.
Each available Index Option also has an upside feature, a Cap, used in the calculation of Performance Credits.
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We may limit the amount you can earn on an Index Option based on the Cap.
●
The lowest Cap that we may establish if we add a new Index Option to the Contract is 0.25%.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in withdrawal charges, negative Daily Adjustments, taxes, and tax penalties. The maximum potential loss from a negative Daily Adjustment is -99%.
All obligations and guarantees under the Contract, including Performance Credits, are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: May 1, 2026

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Options Available Under the Contract	12
Variable Options	12
Index Options	12

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
NOTE: Cross references in this Updating Summary Prospectus are to the sections of the Statutory Prospectus where you can find more detailed information.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Buffer – for each Index Option, this is the negative Index Return that we absorb before applying a negative Performance Credit. The Buffers are 10% or 30%, and do not change.
Cap – for any Index Option, this is the upper limit on positive Index performance and the maximum potential Performance Credit for an Index Option. We set a Cap for each Index Option on the Index Effective Date and each Index Anniversary. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take or financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge) and deductions we make for Contract fees and expenses. All withdrawals you take reduce the Charge Base, even Penalty-Free Withdrawals. We use the Charge Base to determine the next product fee we deduct.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the Variable Options. Index Option Value is increased or decreased on each Index Anniversary to reflect Performance Credits, which can be negative. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Index Effective Date or an Index Anniversary. All withdrawals you take reduce Contract Value dollar for dollar, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees and expenses. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The cash surrender value reflects all Contract fees and expenses we would apply on surrender (including any withdrawal charge), as well as any applicable Daily Adjustment.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Daily Adjustment – how we calculate Index Option Values on days other than the Index Effective Date or an Index Anniversary for each Index Option as discussed in section 7, Expenses and Adjustments – Daily Adjustment; and Appendix C. The Daily Adjustment approximates the Index Option Value that will be available on the next Index Anniversary. It is the estimated present value of the future Performance Credit that we will apply on the next Index Anniversary.
Financial Professional – the person who advises you regarding the Contract.
Fund(s) –the underlying fund in which a Variable Option invests.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge). All withdrawals you take reduce the Guaranteed Death Benefit Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes available to you under your Contract as described in Appendix B.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary.  It is the date we apply Performance Credits.
Index Effective Date – the first day we allocate assets to an Index Option. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. You selected the Index Effective Date when you purchased the Contract.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, and a Buffer amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and deductions we make for Contract fees and expenses. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Index Anniversaries and reflects proportional reductions for previous partial withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and previous deductions we made for Contract fees and expenses. On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, the Index Option Values also include an increase/decrease from the Daily Adjustment.
Index Performance Strategy – one of the Crediting Methods described in section 4, Index Options. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to a Cap and 10% Buffer. You can receive negative Performance Credits, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Performance Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix E – Material Contract Variations by Issue Date.
Index Protection NY Strategy – one of the Crediting Methods described in section 4, Index Options. The Index Protection NY Strategy calculates Performance Credits based on Index Returns subject to a Cap and 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Protection NY Strategy are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix E – Material Contract Variations by Issue Date.
Index Return – the percentage change in Index Value from the Index Effective Date or an Index Anniversary to the next Index Anniversary, which we use to determine the Performance Credits. The Index Return is an Index’s current Index Value, minus its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), divided by its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary). This method of calculation is also referred to as “point-to-point”.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Investment Options – the Index Options and Variable Options available under the Contract. In your Contract, Investment Options are called "Allocation Options".
Issue Date – the date we issued the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Performance Credit – the return you receive on an Index Anniversary from the Index Option(s). We base Performance Credits on Index Values and Index Returns up to the Cap if returns are positive, or after application of the Buffer if returns are negative. Performance Credits can be negative. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Index Year. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Index Year and the locked Index Option Value will not receive a Performance Credit on the Index Anniversary.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code).
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 11.
Variable Option(s) – the subaccounts of the Separate Account and the variable investment options available under the Contract. Each Variable Option invests exclusively in the shares of its corresponding underlying Fund.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Statutory Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
There have been no material changes to your Contract’s features since the date of your most recent Statutory Prospectus.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract is subject to charges for early withdrawals. If you withdraw money from the Contract within six years of your last Purchase Payment, you will be assessed a withdrawal charge of up to 8.5% of the Purchase Payment withdrawn, declining to 0% over that time period. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,500. This loss will be greater if there is a negative Daily Adjustment, income taxes, or tax penalties.

In addition, if you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) from an Index Option on a date other than the
Index Effective Date or an Index Anniversary, a Daily Adjustment will apply to the Index
Option Value available for withdrawal. The Daily Adjustment also applies if before the Index
Anniversary you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses. The Daily Adjustment may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss, and could result in a loss beyond the protection of the 10% or 30% Buffer, as applicable. The maximum potential loss from a negative Daily Adjustment is -99%. For example, if you allocate
$100,000 to an Index Option with 10% Buffer and later withdraw the entire amount before the Index Anniversary, you could lose up to $99,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, income taxes, and tax penalties.
				Fee Tables 7. Expenses and Adjustments Appendix C – Daily Adjustment
Are There Transaction Charges?
Yes. In addition to withdrawal charges, and Daily Adjustments that may apply to withdrawals and other transactions from the Index Options, we will also charge you a fee of
$25 per transfer after you exceed 12 transfers between Variable Options in a Contract Year.
				Fee Tables 7. Expenses and Adjustments
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any financial adviser fees paid to a Financial Professional from your Contract
Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

There is an implicit ongoing fee on Index Options to the extent that your participation in Index gains is limited by us through a Cap. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

				Fee Tables 1. The Contract – Financial Adviser Fees 7. Expenses and Adjustments Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.26%	1.26%
	Investment Options(2) (Fund fees and expenses)	0.66%	0.73%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Not Applicable	Not Applicable
	(1) As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.
	(2) As a percentage of a Fund's average daily net assets.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	FEES, EXPENSES, AND ADJUSTMENTS		Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add a withdrawal charge and a negative Daily Adjustment that substantially increase costs.

	Lowest Annual Cost: $1,761	Highest Annual Cost: $1,820

Assumes:
●Investment of $100,000
●Least expensive Variable Option fees and
expenses
●5% annual appreciation
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

Assumes:
●Investment of $100,000
●Most expensive Variable Option fees and
expenses
●5% annual appreciation
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

RISKS
Is There a Risk of Loss from Poor Performance?
Yes, you can lose money by investing in the Contract, including loss of principal and previous earnings.

The maximum amount of loss that you could experience from negative Index Return, after taking into account the current limits on Index loss provided under the
Contract, is: -90% with a 10% Buffer; and -70% with a 30% Buffer.

The limits on Index loss offered under the Contract may change from one Index Year to the next if we add an Index Option.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract – Calculating Performance Credits

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	RISKS	Prospectus Location
Is This a Short-Term Investment?
• No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral and long-term income, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within six years after we receive a Purchase Payment, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this
Contract), withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals may reduce or end
Contract guarantees.
• Amounts invested in an Index Option must be held in the Index Option for a full Index
Year before they can receive a Performance Credit. We apply a Daily Adjustment if, before the Index Anniversary you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract), you execute a
Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct
Contract fees and expenses.
• The Daily Adjustment may be negative. You will lose money if the Daily Adjustment is negative.
• Withdrawals and other deductions from an Index Option prior to an Index Anniversary will result in a proportionate reduction to your Index Option Base. The proportionate reduction could be greater than the amount withdrawn or deducted. Reductions to your Index
Option Base will result in lower Index Option Values for the remainder of the Index Year and lower gains (if any) on the Index Anniversary.
• On the Index Anniversary, you can transfer assets invested in an Index Option by submitting transfer instructions. If you do not submit transfer instructions, you will continue to be invested in the same Index Option for the next Index Year. The next Index
Year will be subject to the applicable renewal Cap.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract 7. Expenses and Adjustments Appendix C – Daily Adjustment
What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Options and the Index Options available under the Contract.
• Each Variable Option and Index Option have their own unique risks.
• You should review each Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
• Caps will limit positive Performance Credits (e.g., limited upside). This may result in earning less than the Index Return.
– For example, if on an Index Anniversary, the Index Return is 25% and the Cap is 15%,
we apply a Performance Credit of 15%, meaning your Contract Value allocated to that
Index Option will increase by 15% since the last Index Anniversary (or the Index
Effective Date if this is the first Index Anniversary).
• The Buffer will limit negative Performance Credits (e.g., limited protection in the case of
Index decline). However, you bear the risk for all Index losses that exceed the
Buffer.
– For example, if on an Index Anniversary, the Index Return is -25% and the Buffer is
10%, we apply a Performance Credit of -15%, meaning your Contract Value allocated to that Index Option will decrease by 15% since the last Index Anniversary (or the
Index Effective Date if this is the first Index Anniversary).
• The Indexes are price return indexes, not total return indexes. This means that the Index
Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes' component securities. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing In the Contract

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	RISKS	Prospectus Location
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract, including those relating to the Index Options, are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength. More information about Allianz Life of New York, including our financial strength ratings, is available upon request by visiting
https://www.allianzlife.com/new-york/about/why-allianz-life-of-ny, or contacting us at (800)
624-0197.
Principal Risks of Investing In the Contract
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• Certain Index Options may not be available under your Contract (see Appendix A).
• We can add new Index Options to your Contract in the future.
• The first 12 transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. Your transfers between the
Variable Options are also subject to policies designed to deter excessively frequent transfers and market timing.
• We do not accept additional Purchase Payments during the Annuity Phase.
• We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchase Payments –
Allocation of Purchase Payments and Contract Value Transfers.
• You can transfer Index Option Value only on an Index Anniversary.
• We reserve the right to close or substitute the Fund in which a Variable Option invests.
We also reserve the right to substitute Indexes either on an Index Anniversary or during an Index Year.
• We can also decline a Purchase Payment if it does not meet the requirements set out in section 3, Purchase Payments – Purchase Payment Requirements.
• Caps will change from one Index Year to the next subject to their contractual minimum guarantees.
• The 10% and 30% Buffers for the currently available Index Options do not change.
However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. For a new
Index Option, the minimum Buffer is 5%.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchase
Payments –
Allocation of
Purchase
Payments and
Contract Value
Transfers

4. Index Options

5. The Variable
Options'
Underlying Funds

6. Valuing Your
Contract

Appendix A –
Investment
Options Available
Under the
Contract

Are There Any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract benefits.
• We do not allow Performance Locks to occur on Index Anniversaries.
• We reserve the right to discontinue or modify the Minimum Distribution Program and
Financial Adviser Fees program.
• The deduction of financial adviser fees is in addition to this Contract's fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees may be subject to a Daily Adjustment (that could be negative), are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn).
• The Traditional Death Benefit is only available during the Accumulation Phase. Upon annuitization, this benefit will end.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals that reduce both the Contract Value and Guaranteed Death Benefit Value to
zero. Withdrawals may reduce the Traditional Death Benefit’s Guaranteed Death Benefit
Value by more than the value withdrawn and could end the Traditional Death Benefit.
6. Valuing Your Contract - Performance Locks 10. Benefits Available Under the Contract 11. Death Benefit

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	TAXES	Prospectus Location
What are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan, as an individual retirement annuity, or through a custodial individual retirement account, you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
12. Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
7. Expenses and Adjustments – Commissions Paid to Dealers
Should I Exchange my Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
13. Other Information – Distribution

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Options Available Under the Contract
Variable Options
The following includes information about the Funds available under the Contract. More information about the Funds is available in the Funds’ prospectuses, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Funds’ past performance is not necessarily an indication of future performance.
Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
Long-term capital appreciation with preservation of capital as an important consideration	AZL® MVP Balanced Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.73%	10.70%	4.85%	5.95%
Long-term capital appreciation	AZL® MVP Growth Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.69%	11.80%	7.67%	7.78%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
(2)
This Fund is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). For more information see Principal Risk of Investing in the Contract – Managed Volatility Variable Option Risk, or refer to the Fund’s prospectus.
Index Options
The following is a list of Index Options currently available under the Contract. We may change certain features of the Index Options listed below (including the Index and the current limits on Index gains) and offer new Index Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.allianzlife.com/indexratesnybefore2023.
Note: If amounts are removed from an Index Option before the Index Anniversary, we will apply a Daily Adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if such amounts were not removed from the Index Option until the Index Anniversary.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026
Appendix A

For more information about the Index Options’ features, see section 4, Index Options, and section 6, Valuing Your Contract. For more information about Daily Adjustment, see section 7, Expenses and Adjustments – Daily Adjustment.
Index	Index Type	Crediting Period (Index Year)	Index Crediting Methodology	Current Limit on Index Loss (if held until Index Anniversary)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Protection NY Strategy
• Not available to Contracts issued before August 24, 2015, or that have a Contract number starting with starting with GAZ.
• Available only to Contracts issued since August 24, 2015, that have a Contract number starting with AV.

S&P 500® Index(1)	U.S. large-cap equities	1-year	Point-to-point with Cap	30% Buffer	1.50% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
Index Performance Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year	Point-to-point with Cap	10% Buffer	1.50% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
(1)
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
If we offer a new Index Option with a Buffer in the future, the Buffer will be no lower than 5%. The lowest Cap that we may establish if we add a new Index Option to the Contract is 0.25%.
EDGAR Contract ID No.: C000138153/C000261687
INY-023-USP

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026
Appendix A